CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R.§§ 200.80(B)4, AND 240.24B-2

Exhibit 10.3

Execution Copy

AMENDMENT #1

TO THE LICENSE AGREEMENT, DATED MAY 1ST, 2015

This AMENDMENT #1 ("Amendment #1") is entered into as of February 10, 2017 (the "Amendment Date") by and between Ionis Pharmaceuticals, Inc. (formerly named Isis Pharmaceuticals, Inc.), a Delaware corporation, having its principal place of business at 2855 Gazelle Court, Carlsbad, CA 92010, USA (“Ionis”), and Bayer AG (upon assignment by Bayer Pharma AG effective January 1, 2017), a company organized under the Laws of Germany, whose office is situated at Muellerstraße 178, 13353 Berlin, Germany (“Bayer”).

Ionis and Bayer shall also each individually be referred to herein as a "Party", and shall be referred to collectively as the "Parties". Capitalized terms used in this Amendment #1, whether used in the singular or the plural, have the meaning ascribed to them in the Agreement (defined below), unless expressly stated otherwise herein. All attached appendices and schedules are a part of this Amendment #1.

WHEREAS:

(A)
Ionis and Bayer have entered into a License Agreement dated May 1, 2015, as amended (the “Agreement”) in respect of ISIS-FXIRx, including option rights to a Factor XI follow-on compound and a [***] compound;

(B)
Under the Agreement, Ionis has completed certain clinical and non-clinical studies for ISIS-FXIRx, including the “Isis Completion Activities” and has identified and designated a follow-on Development Candidate targeting Factor XI incorporating Ionis’ liver-targeted Conjugate Technology, [***];

(C)
The Agreement provides for an Option for Bayer to license ISIS-FXIRx-2 upon the designation of a Development Candidate and Bayer is exercising its Option to ISIS-FXIRx-2 to obtain the license to ISIS-FXIRx-2 in accordance with this Amendment #1; and

(D)	To expedite the Development of ISIS-FXIRx and ISIS-FXIRx-2, Ionis will conduct the Ionis Development Activities described in this Amendment #1.

NOW, THEREFORE, the Parties hereto agree, in accordance with Section 13.12 of the Agreement, to amend the Agreement solely with respect to ISIS-FXIRx and ISIS-FXIRx-2 as follows:

1.	DEFINITIONS - Appendix 1 of the Agreement shall be amended by adding or amending the definitions as set forth in Appendix 1A attached hereto this Amendment #1.

2.	ARTICLE 1

2.1	Sections 1.1 through 1.4 of the Agreement

Sections 1.1 through 1.4 of the Agreement shall [***] Bayer has delivered to Ionis a Continuation Notice. Within [***] days following Bayer’s delivery of a Continuation Notice to Ionis, Bayer will deliver to Ionis an updated Strategic Plan in accordance with the Agreement.

2.2	Section 1.6

In Section 1.6.1, the following wording shall be added at the end of sentence 1:

“…;provided, however, that until Bayer has delivered to Ionis a Continuation Notice, (i) Bayer shall [***] to Develop or Commercialize any Product under the Agreement, and (ii) with respect to ISIS-FXIRx and ISIS-FXIRx-2, Bayer’s use of Commercially Reasonable Efforts to Develop and Commercialize either ISIS-FXIRx and/or ISIS-FXIRx-2  in accordance with the Agreement will be [***].”

2.3	New Section 1.7a

The following new Section 1.7a shall be added to the Agreement:

“1.7a	Ionis Development Activities

1.7a(i)
Ionis Development Activities for ISIS-FXIRx. Ionis will use Commercially Reasonable Efforts to Complete the phase IIb clinical trial set forth in Schedule 1.7a attached to this Amendment #1 for ISIS-FXIRx (such study, the “CS5 Study”), in accordance with the timelines specified therein. Ionis and Bayer will collaborate in the creation of a detailed protocol for the CS5 Study to be finalized no later than [***], however, Ionis will [***] regarding [***] of the CS5 Study and such [***] shall be consistent with Schedule 1.7a.

1.7a(ii)
Ionis Development Activities for ISIS-FXIRx-2. Ionis will use Commercially Reasonable Efforts to Complete the [***], and [***] the Phase I Clinical Trial, in each case as expressly set forth in Schedule 1.7a to this Amendment #1 for ISIS-FXIRx-2 (such [***], collectively, the “Non-Clinical Studies” and such Phase I Clinical Trial, the “CS1 Study”). Ionis and Bayer will collaborate in the creation of detailed protocols for the Non-Clinical Studies and the CS1 Study no later than [***]; however, Ionis will [***] regarding [***] of the Non-Clinical Studies and the CS1 Study and such [***] shall be consistent with Schedule 1.7a.

1.7a(iii)
Amendment Data Package. As soon as practicable following Completion of each of the Non-Clinical Studies, the CS1 Study and the CS5 Study (the CS1 Study and CS5 Study, collectively the “Amendment-Clinical Studies”), Ionis will deliver to Bayer, as applicable, [***]. All such information described in this paragraph collectively the “Amendment Data Package”.

For purposes of this Amendment #1, with respect to the Non-Clinical Studies, “Completion” or “Completes” means the date the draft report(s) containing the data generated from such Non-Clinical Studies are available. Within [***] days after Ionis Completes the respective Non-Clinical Studies, CS1 Study and the CS5 Study, Ionis will provide Bayer [***].” In all other respects, Ionis Development Activities will be treated in the same manner as “Isis Completion Activities” under the Agreement.

For clarity, separate from the Amendment Data Package, Ionis will provide the information required under and in accordance with Section 1.5 of the Agreement for each of the Amendment-Clinical Studies.

1.7a(iv)
Information Exchange. Prior to the Decision Deadline, Ionis shall keep Bayer regularly informed on the Ionis Development Activities. The Parties (including the appropriate clinical and non-clinical personnel of each Party) shall regularly meet in person or hold a telephone conference to share and discuss the progress of ongoing Ionis Development Activities as well as any available new data and results from ongoing or completed Ionis Development Activities, including but not limited to minutes of the Data and Safety Monitoring Board and/or any other relevant safety documentation. Each Party’s Alliance Manager will facilitate and set the agenda for such meetings and otherwise coordinate such interactions between the Parties.

1.7a(v)
Bayer Development Activities. For the avoidance of doubt, irrespective of the Ionis Development Activities and subject to payment by Bayer of the license fee pursuant to Section 7.3.1 of the Agreement (as amended by this Amendment #1), Bayer has the right to initiate at any time additional Development activities with regard to ISIS-FXIRx and/or ISIS-FXIRx-2. Bayer shall consult and coordinate with Ionis prior to initiating any such Development activities. In setting up its Development activities, Bayer shall reasonably consider Ionis’ comments and shall not conduct any Development activity that would have a material negative impact on the Completion of the Ionis Development Activities.”

2.4	New Section 1.8.3

The following Section shall be added as Section 1.8.3:

Section 1.8.3  “Upon Bayer’s delivery of a Continuation Notice to Ionis, the provisions set out in this Section 1.8 shall apply to ISIS-FXIRx and/or ISIS-FXIRx-2 (as applicable) and, with respect to the territorial scope, applicability shall include all jurisdictions in which Amendment-Clinical Studies are conducted, mutatis mutandis.”

2.5	Section 1.9

2.5.1	Section 1.9.2(a)(ii) – In the first sentence of Section 1.9.2(a)(ii) the words “first [***]” are deleted and replaced with the words “first [***]”.

2.5.2	New Section 1.9.2(c) - The following Section shall be added as Section 1.9.2(c):

“1.9.2(c)
Supplies for the IONIS Development Activities. Upon Ionis’ request, Bayer will ([***]) provide Ionis with approximately [***] of API for ISIS-FXIRx purchased by Bayer under Purchase Order No. [***], for Ionis’ use in the CS5 Study and together with such API will provide Ionis with such minimum documentation related to Bayer’s transport and storage of such API that Ionis reasonably requires to comply with Applicable Law (including GMP and GCP); for clarity and notwithstanding anything to the contrary, Ionis shall remain responsible for [***] of such API for use in the CS5 Study. In addition, [***], Bayer agrees that Ionis may use in the CS5 Study the Finished Drug Product in Ionis’ possession (or the possession of Ionis’ CMO) that was previously ordered by Bayer under Purchase Order No. [***], and Ionis will [***] for such Finished Drug Product.

2.5.3	Section 1.9.3 of the Agreement shall be deleted in its entirety and replaced with the following:

“1.9.3
After Ionis Completes the CS5 Study. After Ionis completes the CS5 Study, and upon Bayer’s delivery of a Continuation Notice to Ionis, upon Bayer’s request, Ionis will deliver to Bayer any inventory of cGMP API, Finished Drug Product and packaged Clinical Study material for ISIS-FXIRx in Ionis’ possession on the terms set forth on Schedule 1.9.2(a) of the Agreement (except for any API Bayer delivered to Ionis for the CS5 Study, which will be returned to Bayer free of charge) and taking into account any amounts Bayer previously paid Ionis for any such material.”

2.5.3	New Section 1.9.4 - The following new Section 1.9.4 shall be added to the Agreement:

“1.9.4
After Ionis Completes the Non-Clinical Studies and CS1 Study. After Ionis completes the Non-Clinical Studies and the CS1 Study and upon Bayer’s delivery of a Continuation Notice to Ionis, upon Bayer’s request, Ionis will provide to Bayer any inventory of cGMP API, Finished Drug Product and packaged Clinical Study material for ISIS-FXIRx-2 in Ionis’ possession on the terms set forth on Schedule 1.9.2(a) of the Agreement.”

2.5.4	The following new Section 1.9.5 shall be added to the Agreement:

“1.9.5
Joint CMC Plan. Following Completion of the Ionis Development Activities and Bayer’s delivery of a Continuation Notice, Bayer will be responsible for supplying API and Finished Product for all future Development and Commercialization. To facilitate Bayer’s efforts in that regard, within the first [***] days after the Amendment Date, the Parties’ CMC teams will discuss and mutually agree on a joint CMC plan for technology transfer for API and Finished Drug Product Manufacturing for ISIS-FXIRx and ISIS-FXIRx-2, however, Bayer will [***] to set up the CMC plan; provided, further, that such [***] will not permit Bayer to [***] to conduct any activity that [***]. Each Party will use Commercially Reasonable Efforts to conduct their respective activities under the mutually agreed CMC plan.”

3.	ARTICLE 2

With the exception of Section 2.2.2 and Section 2.6, Article 2 shall no longer apply to ISIS-FXIRx-2, and shall be deemed limited in scope to [***] only, provided however, that Section 2.4 shall apply with respect to Bayer’s exercise of the Option to license ISIS-FXIRx-2 as follows:

“Bayer will have an exclusive option (the “Option”) to obtain from Ionis the license set forth in Section 5.1.2 (as amended by this Amendment #1) which shall be deemed exercised by Bayer upon the Amendment Date or – if applicable – [***] Business Days following the date on which antitrust clearance for the exercise of the Option has been obtained (using the process described in Section 13.6, mutatis mutandis, under which the Parties will make the appropriate filings under the HSR Act within [***] days after signature of this Amendment).”

4.	New ARTICLE 2A

The following new ARTICLE 2A shall be added to the Agreement:

“ARTICLE 2A. ISIS-FXIRx-2 Decision

2.A(i)
Within [***] ([***]) days following Bayer’s receipt of the last document required to constitute the Amendment Data Package (the “Decision Deadline”), Bayer shall deliver written notice to Ionis indicating that Bayer will either (i) continue the Development and Commercialization of one or both of ISIS-FXIRx and/or ISIS-FXIRx-2 in accordance with the Agreement (such notice, a “Continuation Notice”), or (ii) terminate the Agreement either (x) in its entirety or (y), subject to Bayer having delivered to Ionis a Drug Discovery Request Notice regarding [***] prior to delivering the notice of termination, with respect to ISIS-FXIRx and ISIS-FXIRx-2 only (such notice, a “Termination Notice”).

2.A(ii)
If, by the Decision Deadline, Bayer delivers a Continuation Notice to Ionis, then on the earlier of (i) [***] ([***]) days following Bayer’s delivery of such Continuation Notice, or (ii) Initiation by Bayer of a Clinical Study of ISIS-FXIRx-2 following delivery of the Continuation Notice, Bayer shall pay to Ionis within [***] days following receipt of an invoice from Ionis a milestone payment of $[***].

2.A(iii)
If, by the Decision Deadline, Bayer delivers a Termination Notice to Ionis, then the Agreement will automatically terminate, as the case may be, either (i) with respect to ISIS-FXIRx and ISIS-FXIRx-2 or (ii) in its entirety, the provisions of Section 11.3 of the Agreement will apply and all rights to ISIS-FXIRx, ISIS-FXIRx-2 and, as the case may be, [***] will revert back to Ionis.

5.	ARTICLE 3

5.1	Section 3.3.3 shall no longer apply to ISIS-FXIRx-2.

5.2	The following Section 3.3.4 shall be added to the Agreement:

“3.3.4
Ionis Development Activities. Ionis will be responsible for all costs associated with the Ionis Development Activities under Schedule 1.7a, including any costs associated with changes to the Amendment-Clinical Studies required by a Regulatory Authority.”

5.3	New Section 3.5 - The following Section 3.5 shall be added to the Agreement:

“In accordance with Section 2.2.2 of the Agreement, Bayer understands and agrees that the [***] technology under the agreement with [***] listed as [***] on Appendix 4 of the Agreement is incorporated into ISIS-FXIRx-2 and accordingly is “Bayer Opt-In Technology” in accordance with Section 2.2.2; provided however, that Ionis will [***] only for any payment due under such [***] agreement that is due [***] the date Bayer delivers to Ionis a Continuation Notice.

6.	ARTICLE 5

6.1	Section 5.1.2 shall be amended to read as follows:

“Section 5.1.2         ISIS-FXIRx-2 Development, Manufacture and Commercialization License. Subject to the terms and conditions of this Agreement, effective upon Bayer’s payment of the license fee pursuant to Section 7.3.1 of the Agreement (as amended by this Amendment #1), Ionis grants to Bayer a worldwide, exclusive, royalty-bearing license under the Licensed Technology to Research, Develop, Manufacture, have Manufactured and Commercialize ISIS-FXIRx-2 in the Field.”

6.2
Section 5.2.1 shall be amended to no longer refer to the milestone payment for Completion of the CS IV Study, but to the milestone payment following delivery of a Continuation Notice by Bayer pursuant to Article 2.A(ii). The following sentence shall be added at the end of Section 5.2.1:

“This Section 5.2.1 shall equally apply to both, ISIS-FXIRx and ISIS-FXIRx-2. Therefore, where it says “ISIS-FXIRx”, this shall be read as meaning “ISIS-FXIRx and/or ISIS-FXIRx-2”.

6.3	Section 5.2.2 shall no longer apply to ISIS-FXIRx-2 and will be limited in scope to [***].

7.	ARTICLE 7

7.1	Section 7.2 shall no longer apply to ISIS-FXIRx-2, and Section 7.2.1 is deleted in its entirety.

7.2	Section 7.3.1 shall be deleted in its entirety and replaced by the following:

“Section 7.3.1 License Fee for ISIS-FXIRx-2. In consideration of the license under Section 5.1.2 of the Agreement for ISIS-FXIRx-2, and, if applicable, provided antitrust clearance for ISIS-FXIRx-2 has been obtained (using the process described in Section 13.6, mutatis mutandis, then, within [***] days following Bayer’s receipt of an invoice from Ionis, Bayer will pay to Ionis a license fee of $[***].”

7.3	Section 7.4 – The first sentence of Section 7.4 shall be deemed amended to read as follows:

“Milestone Payments for Achievement of Development Milestone Events by ISIS-FXIRx or ISIS-FXIRx-2. Bayer will pay to Ionis within [***] days following Bayer’s receipt of an invoice from Ionis, the milestone payments as set forth in Table 1 below when a development milestone event listed in Table 1 is first achieved by either ISIS-FXIRx or ISIS-FXIRx-2.”

The second development milestone event “[***]” listed in Table 1 of Section 7.4 of the Agreement is hereby deleted and replaced with “[***]” such that such development milestone event may be achieved [***] and such milestone payment is [***] $[***] to $[***]. For clarity, the milestone will be paid only once.

7.4	Section 7.5 shall be deleted in its entirety.

8.	New Article 9A

A new Article 9A shall be added to the Agreement to include the additional representation and warranties as of the Amendment Date, as follows:

“Article 9A. ADDITIONAL REPRESENTATION AND WARRANTIES AS OF THE AMENDMENT DATE

9.1A Representations and Warranties of Both Parties. Each Party hereby represents and warrants as of the Amendment Date to the other Party that:

9.1.1A it has the power and authority and the legal right to enter into Amendment #1 and perform its obligations hereunder, and that it has taken all necessary action on its part required to authorize the execution and delivery of Amendment #1 and the performance of its obligations hereunder;

9.1.2.A Amendment #1 has been duly executed and delivered on behalf of such Party and constitutes a legal, valid and binding obligation of such Party and is enforceable against it in accordance with its terms subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights and judicial principles affecting the availability of specific performance and general principles of equity, whether enforceability is considered a proceeding at law or equity;

9.1.3A all necessary consents, approvals and authorizations of all Regulatory Authorities and other parties required to be obtained by such Party in connection with the execution and delivery of Amendment #1 and the performance of its obligations hereunder have been obtained;

9.1.4A the execution and delivery of Amendment #1 and the performance of such Party’s obligations hereunder (a) do not conflict with or violate any requirement of Applicable Law or any provision of the certificate of incorporation, bylaws or any similar instrument of such Party, as applicable, in any material way, and (b) do not conflict with, violate, or breach or constitute a default or require any consent not already obtained under, any contractual obligation or court or administrative order by which such Party is bound; and

9.1.5A all employees, consultants, or (sub)contractors (except academic collaborators or Third Parties under material transfer agreements) of such Party or Affiliates performing development activities hereunder on behalf of such Party will be obligated to assign all right, title and interest in and to any inventions developed by them, whether or not patentable, to such Party or Affiliate, respectively, as the sole owner thereof.

9.2A Representations and Warranties of Ionis. Ionis hereby represents and warrants to Bayer as of the Amendment Date, that:

9.2.1A Ionis is the owner of, or otherwise has the right to grant all rights and licenses it purports to grant to Bayer with respect to the Licensed Technology under the Agreement for ISIS-FXIRx-2 as it exists on the Amendment Date;

9.2.2A all Licensed Patents Covering ISIS-FXIRx-2 that are owned by Ionis (“Ionis Owned Patents”) have been filed and maintained properly and correctly in all material respects;

9.2.3A Ionis has not previously entered into any agreement, whether written or oral, with respect to, or otherwise assigned, transferred, licensed, conveyed or otherwise encumbered its right, title or interest in or to, the Licensed Technology (including by granting any covenant not to sue with respect thereto) in such a way as to make the representation set forth in Section 9.2.1A not true;

9.2.4A each of the Ionis Owned Patents that are Isis Product-Specific Patents Covering ISIS-FXIRx-2 properly identifies each and every inventor of the claims thereof as determined in accordance with the laws of the jurisdiction in which such Patent Right is issued or such application is pending;

9.2.5A to Ionis’ Knowledge, each of the Ionis Owned Patents that are Isis Core Technology Patents Covering ISIS-FXIRx-2 properly identifies each and every inventor of the claims thereof as determined in accordance with the laws of the jurisdiction in which such Patent Right is issued or such application is pending;

9.2.6A Ionis has not received any written claim alleging that any of the Licensed Technology Covering ISIS-FXIRx-2 is invalid or unenforceable, including any Ionis Owned Patents required in order for Ionis to perform the Ionis Development Activities;

9.2.7A Ionis has not received any written claim alleging that any of Ionis’ activities relating to ISIS-FXIRx-2 infringes any intellectual property rights of a Third Party;

9.2.8A to Ionis’ Knowledge, (i) the licenses granted to Ionis under the Isis In-License Agreements relevant to ISIS-FXIRx-2 are in full force and effect, (ii) Ionis has not received any written notice, and is not aware, of any breach by any party to such Isis In-License Agreements, and (iii) Ionis’ performance of its obligations under this Amendment (including the Ionis Development Activities) will not constitute a breach of Ionis’ obligations under the Isis In-License Agreements and the licenses granted to Ionis thereunder;

9.2.9A to Ionis’ Knowledge, in respect of the pending United States patent applications included in the Ionis Owned Patents relevant to ISIS-FXIRx-2, Ionis has submitted all material prior art of which it is aware in accordance with the requirements of the United States Patent and Trademark Office;

9.2.10A to Ionis’ Knowledge, neither Ionis nor its Affiliates owns or Controls any Patent Rights or Know How covering formulation or delivery technology as of the Amendment Date that would be necessary in order for Bayer to further Develop or Commercialize ISIS-FXIRx-2 contemplated as of the Amendment Date;

9.2.11A except for the activities Ionis is obligated to conduct under the Prior Agreements as in effect on the Amendment Date, Ionis does not conduct any activities which would violate Article 4 of the Agreement;

9.2.12A to Ionis’ Knowledge, Bayer’s performance of its rights and obligations under this Amendment relating to ISIS-FXIRx-2 does not infringe any of Ionis’ or Third Party’s Patent Rights, Know-How or other intellectual property rights; provided, Bayer cannot assert a claim against Ionis for breach of this Section 8.2.12 related to any Third Party Patent Rights Bayer has Knowledge of as of the Amendment Date; and

9.2.13A all preclinical and clinical studies and trials conducted by Ionis on ISIS-FXIRx and ISIS-FXIRx-2, have been conducted in accordance with Applicable Law and, as applicable, GLP and GCP, and to Ionis’ Knowledge no claim for injury, loss or damage has been initiated or received in respect of any such studies or trials.

9.3A DISCLAIMER OF WARRANTY. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN THIS ARTICLE 9A, BAYER AND IONIS MAKE NO REPRESENTATIONS AND GRANT NO WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND BAYER AND IONIS EACH SPECIFICALLY DISCLAIM ANY WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENT RIGHTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.”

9.	ARTICLE 11

9.1	Section 11.2.1 shall be deleted in its entirety and replaced by the following:

“Bayer’s Termination for Convenience. At any time following payment by Bayer of (i) the payment under Section 7.1, (ii) the license fee for ISIS-FXIRx-2 under Section 7.3.1, and (iii) the milestone payment for the first development milestone event under Table 1 of Section 7.4, subject to Sections 11.3.1, 11.3.2 and 11.3.3 below, Bayer may terminate this Agreement on a Product-by-Product basis for convenience by providing 90 days written notice to Ionis of such termination.”

10.	Article 13

10.1	13.8. Notices. For notices Ionis delivers to Bayer, the company shall be Bayer AG, having an address at Müllerstr. 178, 13353 Berlin. Section 13.8 shall be deemed amended accordingly.

11.
Appendix 5 (Isis Core Technology Patents) and Appendix 7 (Isis Product-Specific Patents) shall be deleted in their entirety and replaced by Appendix 5A (Ionis Core Technology Patents) and Appendix 7A (Ionis Product-Specific Patents) attached hereto this Amendment.

12.	Miscellaneous

12.1
All provisions of the Agreement not altered by this Amendment shall remain in force unaltered. All provisions of the Agreement altered by this Amendment shall only be altered as far as expressly stated in this Amendment.

12.2	The miscellaneous clauses as set out in Section 13 of the Agreement shall apply mutatis mutandis to this Amendment.

[The signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed and hereby represent and warrant that their respective signatures below indicate that each have been duly authorized by all necessary and appropriate corporate action to execute this Amendment.

Berlin,	Feb 13, 2017	Carlsbad, CA USA	February 10, 2017

(Place)	(Date)	(Place)	(Date)

Bayer AG		Ionis Pharmaceuticals, Inc.

ppa. /s/ Julio Triana		/s/ B. Lynne Parshall

Name: Julio Triana		Name: B. Lynne Parshall

Function/Title: Chief Financial Officer		Function/Title: Chief Operating Officer

i. V. /s/ Xin Ma

Name: Dr. Xin Ma

Function/Title:	Head of New Product

Commercialization &

Portfolio Strategy

Appendix 1A

Definitions

1.	“Amendment-Clinical Studies” has the meaning set forth in Section 2.3 above.

2.	“Amendment Data Package” has the meaning set forth in Section 2 above.

3.	“Continuation Notice” has the meaning set forth in Section 4 above.

4.	“CS1 Study” has the meaning set forth in Section 2.3 above.

5.	“CS5 Study” has the meaning set forth in Section 2.3 above.

6.	“Decision Deadline” has the meaning set forth in Section 4 above.

7.	“Ionis Development Activities” has the meaning set forth in Section 2.3 above.

8.	“ISIS-FXIRx-2” means the Compound known as [***] having the following sequence and chemistry:

[***]

9.	“ISIS-FXIRx-2 Decision” has the meaning set forth in Section 4 above.

10.	“Non-Clinical Studies” has the meaning set forth in Section 2.3 above.

11.	“Termination Notice” has the meaning set forth in Section 4 above.

Appendix 5A

Ionis Core Technology Patents

[***]

Appendix 7A

Ionis Product-Specific Patents

[***]

Schedule 1.7a

Ionis Development Activities

[***]